Exhibit 24(b)(4)(iv)

                   OPPENHEIMER CAPITAL APPRECIATION FUND
                 Class Y Share Certificate (8-1/2" x 11")


I. FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
(upper right corner)  [share certificate no.] XX-000000
(upper right box, CLASS Y SHARES below cert. no.)

(centered below boxes) OPPENHEIMER CAPITAL APPRECIATION FUND
                         A MASSACHUSETTS BUSINESS TRUST

(at left) THIS IS TO CERTIFY THAT
(at right) SEE REVERSE FOR CERTAIN DEFINITIONS
                                             (box with number)
                                             CUSIP
(at left) is the owner of

      (centered) FULLY PAID CLASS Y SHARES OF BENEFICIAL INTEREST OF
                    OPPENHEIMER CAPITAL APPRECIATION FUND
     (hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal)        Dated:         (at right of seal)
(signature)                             (signature)

/s/ George Bowen                   /s/ Bridget A. Macaskill
----------------                   ------------------------
TREASURER                          PRESIDENT

(centered at bottom) 1-1/2" diameter facsimile seal with legend

                   OPPENHEIMER CAPITAL APPRECIATION FUND
                                   SEAL
                                   1987
                       COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed vertically)




                         Countersigned
                         OPPENHEIMERFUNDS SERVICES
                         [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                         Denver (CO.) Transfer Agent

                         By ____________________________
                              Authorized Signature

II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entirety
     JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - ___________ Custodian _____________
                              (Cust)              (Minor)

                         UNDER UGMA/UTMA ___________________
                                             (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

_________________________________________________________________
(Please print or type name and address of assignee) _________________________________________________ Class Y Shares of
beneficial interest represented by the within certificate, and do hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________

                    Signed: __________________________

                    ___________________________________
                    (Both must sign if joint owners)

                    Signature(s) __________________________
                    guaranteed     Name of Guarantor
                    by:          _____________________________
                                   Signature of
                                   Officer/Title


(text printed       NOTICE: The signature(s) to this assignment
vertically to       must correspond with the name(s) as written
right of above      upon the face of the certificate in every
paragraph)          particular without alteration or enlargement
                    or any change whatever.

(text printed       Signatures must be guaranteed by a financial
in box to left      institution of the type described in the
of signature(s))    current prospectus of the Fund.

(printed to the left): PLEASE NOTE: This document contains a watermark when viewed at an angle. It is invalid without this watermark:

(printed to the right):  OppenheimerFunds "four hands" logotype.

______________________________________________________
THIS SPACE MUST NOT BE COVERED IN ANY WAY


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